SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.   20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                       September 4, 1996
          Date of Report (Date of earliest event reported)


                 AMERICAN OILFIELD DIVERS, INC.
     (Exact name of Registrant as specified in its charter)


    LOUISIANA                       0-22032          72-0918249
(State or other jurisdiction      (Commission     (I.R.S. Employer
   of incorporation)              File Number)  Identification Number)




                        130 East Kaliste Saloom Road
                         Lafayette, Louisiana 70508
           (Address of principal executive offices) (Zip Code)




                              (318) 234-4590
           (Registrant's telephone number, including area code)



                             Not Applicable
       (Former name or former address, if changed since last report)

          Item 5. Other Events.


               On  September  4,  1996,  American  Oilfield   Divers,  Inc.
          ("Registrant") announced that American Inland Divers, Inc., a subsidiary of the Registrant was awarded a turnkey project by the Brownsville Navigation District worth between $7.5 milion and $8.0 million.

          Item 7.Financial Statements and Exhibits.

          (a)  No financial statements are filed with this report.

          (b)  Exhibits.

               99.1 Press release issued  by the Registrant on September 4,
                    1996 announcing that a subsidiary of the Registrant was awarded a project by the Brownsville Navigation District.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        By:   /s/ Cathy M. Green
                                             _____________________________
                                                  Cathy M. Green
                                              Vice President - Finance
                                            and Chief Financial Officer
          Dated: September 12, 1996